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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2000


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                   000-25469                 13-3845162
--------------------------   -----------------------  --------------------------
     (State or other            (Commission File             (IRS Employer
     jurisdiction of                Number)               Identification No.)
      organization)

212 Fifth Avenue, New York, New York                         10010
--------------------------------------------       -----------------------------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (212) 206-3100

--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5.       Other Events

                  On April 20, 2000, iVillage Inc. ("iVillage") issued a press release announcing its appointment of Douglas McCormick as iVillage's new President. Mr. McCormick is currently a director of iVillage and will remain a member of the Board of Directors after assuming his duties as President. Mr. McCormick will assume his full duties as President effective immediately and will report directly to iVillage's Chief Executive Officer, Candice Carpenter. A copy of iVillage's press release announcing this appointment is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Report.

                  In addition, on April 20, 2000, iVillage issued a separate press release with respect to the intention of Allison Abraham to resign as iVillage's Chief Operating Officer. A copy of such press release is attached as
Exhibit 99.2 hereto and is incorporated by reference into this Report.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)      Not applicable.

              (b)      Not applicable.

              (c)      Exhibits

                        99.1 Press Release dated April 20, 2000 regarding iVillage Inc.'s announcement of its appointment of Douglas McCormick as iVillage's new President.

                        99.2 Press Release dated April 20, 2000 with respect to the intention of Allison Abraham to resign as iVillage's Chief Operating Officer.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         iVillage Inc.
                                         (Registrant)

Date:  April 21, 2000                    By:   /s/ Steven A. Elkes
                                             ---------------------
                                             Steven A. Elkes
                                             Senior Vice President,
                                             Business Affairs

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                                  EXHIBIT INDEX

Exhibits

99.1 Press Release dated April 20, 2000 regarding iVillage Inc.'s announcement of its appointment of Douglas McCormick as iVillage's new President.

99.2 Press Release dated April 20, 2000 with respect to the intention of Allison Abraham to resign as iVillage's Chief Operating Officer.